Exhibit 99.2

(b) Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Information

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2012
(Unaudited, Dollar Amounts in Thousands)

The accompanying unaudited Pro Forma Consolidated Balance Sheet of Hersha Hospitality Trust and its consolidated subsidiaries as of March 31, 2012 is presented as if the acquisition of the remaining 50% interest owned by our joint venture partner in the Holiday Inn Express 29th Street occurred on March 31, 2012.

This pro forma consolidated balance sheet should be read in conjunction with the Hersha and the Metro 29th Street Associates, LLC historical financial statements and notes thereto included elsewhere in Hersha’s SEC filing and in Form 8-K/A. In management’s opinion, adjustments necessary to reflect the effects of the acquisition of our joint venture partner’s interest in the Holiday Inn Express 29th Street have been made based on management’s best estimate.

The following unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position of Hersha would have been assuming such acquisition had been completed as of March 31, 2012, nor is it indicative of future financial positions of Hersha.

	(A)	(B)
	Historical	Holiday Inn Express 29th Street	Pro Forma
Assets:
Investment in Hotel Properties, net of Accumulated Depreciation	$1,378,749	$90,202	$1,468,951
Other Assets	220,093	(15,809)	204,284
Total Assets	$1,598,842	$74,393	$1,673,235

Liabilities and Equity:
Line of Credit	$87,667	$-	$87,667
Mortgages Payable	697,789	73,038	770,827
Other Liabilities	69,218	399	69,617
Total Liabilities	854,674	73,437	928,111

Reedeemable Noncontrolling Interests	16,732	-	16,732

Shareholders’ Equity	711,101	-	711,101
Noncontrolling Interests	16,335	956	17,291
Total Equity	727,436	956	728,392

Total Liabilities and Equity	$1,598,842	$74,393	$1,673,235

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of March 31, 2012
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents the unaudited Consolidated Balance Sheet of Hersha as of March 31, 2012 as filed on Form 10-Q.

(B)
Represents the acquisition of our joint venture partner’s interest in the Holiday Inn Express 29th Street as if it had occurred on March 31, 2012.  Prior to this acquisition, we owned a 50% interest in Metro 29th Street Associates, LLC, the entity that leased the Holiday Inn Express 29th Street.  In addition to our existing interest in the Metro 29th Street Associates, LLC and the assumption of mortgages and notes payable and other liabilities, consideration given to acquire our joint venture partner’s interest in the Holiday Inn Express 29th Street was as follows:

Cash	$10,000
Accrued interest receivables forgiven	805
Total	$10,805

The following table represents the effect of the acquisition of our joint venture partner’s interest, resulting in the consolidation of the Holiday Inn Express 29th Street:

Land	$30,329
Building	57,016
Furniture and fixtures	2,857

Investment in hotel properties	90,202

Cash and cash equivalents	1,898
Escrow deposits	2,016
Deferred costs	3
Hotel accounts receivable	3
Intangible assets	98
Other assets	798
Total assets acquired	95,018

Mortgages and notes payable	(73,038)
Accounts payable and accrued expenses	(314)
Due to related party	(949)
Total liabilities assumed	(74,301)

Company's existing interest in Holiday Inn Express 29th Street	(8,956)
Noncontrolling interest in hotel property	(956)

Net consideration	$10,805

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2011
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for Hersha for the year ended December 31, 2011 is presented as if the acquisition of our interest in the Holiday Inn Express 29th Street had been consummated as of January 1, 2011.

This pro forma consolidated statement should be read in conjunction with the Hersha audited financial statements for the year ended December 31, 2011 included in our Annual Report on Form 10-K and the Metro 29th Street Associates, LLC audited financial statements for the year ended December 31, 2011 and notes thereto included elsewhere in this Form 8-K. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimate.

The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2011, nor is it indicative of the results of operations for future periods.

	For the Year Ended December 31, 2011
	(A)	(B)
	Historical	Holiday Inn Express 29th Street	Combined	Adjustments		Pro Forma
Revenue:
Hotel Operating Revenues	$282,684	$14,346	$297,030	$-		$297,030
Interest Income From Development Loans	3,427	-	3,427	-		3,427
Other Revenues	333	-	333	-		333
Total Revenue	286,444	14,346	300,790	-		300,790
Operating Expenses:
Hotel Operating Expenses	153,427	6,165	159,592	-		159,592
Hotel Ground Rent	877	-	877	-		877
Real Estate and Personal Property Taxes and Property Insurance	19,286	1,093	20,379	-		20,379
General and Administrative	10,950	-	10,950	-		10,950
Stock Based Compensation	7,590	-	7,590	-		7,590
Acquisition and Terminated Transaction Costs	2,742	-	2,742	-		2,742
Depreciation and Amortization	50,718	2,164	52,882	(167	)(C)	52,715
Total Operating Expenses	245,590	9,422	255,012	(167)		254,845

Operating Income	40,854	4,924	45,778	167		45,945

Interest Income	457	-	457	-		457
Interest Expense	(41,702)	(5,146)	(46,848)	803	(D)	(46,045)
Other Expense	(973)	-	(973)	-		(973)
Loss on Debt Extinguishment	(123)	-	(123)	-		(123)

(Loss) Income from Continuing Operations Before Income (Loss) from Unconsolidated Joint Venture Investments and Discontinued Operations	(1,487)	(222)	(1,709)	970		(739)

Income (Loss) from Unconsolidated Joint Venture Investments	1,290	-	1,290	(615	)(E)	675

(Loss) Income from Continuing Operations	(197)	(222)	(419)	355		(64)

Discontinued Operations
Gain on Disposition of Hotel Properties	991	-	991	-		991
Impairment of Assets Held for Sale	(30,248)	-	(30,248)	-		(30,248)
Income from Discontinued Operations	2,486	-	2,486	-		2,486
Loss from Discontinued Operations	(26,771)	-	$(26,771)	$-		$(26,771)

Net (Loss) Income	(26,968)	(222)	(27,190)	355		(26,835)

Loss (Income) Allocated to Noncontrolling Interests	1,734	2,026	3,760	(89	)(F)	3,671
Preferred Distributions	(10,499)	-	(10,499)	-		(10,499)

Net (Loss) Income applicable to Common Shareholders	$(35,733)	$1,804	$(33,929)	$266		$(33,663)

Earnings Per Share from Continuing Operations applicable to Common Shareholders
Basic	$(0.06)					$(0.06)
Diluted	$(0.06)					$(0.06)

Weighted Average Common Shares Outstanding
Basic	168,753,382					168,753,382
Diluted	168,753,382					168,753,382

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2011
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the year ended December 31, 2011 as filed in our Annual Report on Form 10-K.

(B)
Represents the historical statement of operations for the Holiday Inn Express 29th Street for the year ended December 31, 2011 included in the financial statements of Metro 29th Street Associates, LLC included elsewhere in this Form 8-K/A.

(C)
Represents the adjustment to reflect the estimated depreciation on property of the Holiday Inn Express 29th Street after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations.  Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset.  See Note 1 to the accompanying combined consolidated financial statements of Metro 29th Street Associates, LLC.

The purchase price amounts used in these pro forma statements are subject to change, and allocation adjustments made to the fixed asset captions could result in a change in depreciation expense made in future financial statement filings.

We acquired the remaining 50% interest in the Holiday Inn Express 29th Street from our partner in the venture.  The purchase price allocated to the property of the Holiday Inn Express 29th Street represents the fair value of the property on the date of acquisition.  The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the Holiday Inn Express and is as follows:

Assets Acquired	Fair Value	Life	Depreciation Expense
Land	$30,329	N/A	$-
Building and Improvements	57,016	40	1,426
FF&E	2,857	5	571
Total			1,997
Less: Holiday Inn Express 29th Street historical depreciation			(2,164)
Pro Forma Adjustment			$(167)

(D)
Adjustment represents amortization of $803 for the premium recorded on debt with an above market rate of interest assumed in the acquisition of the remaining 50% interest in the Holiday Inn Express 29th Street.  The stated rate of interest on the debt is 6.50%.  Including amortization of the discount, the effective rate of interest is 4.94%.  A discount of $3,436 was recorded and is being amortized over the life of the debt which matures in November 2016.

(E)	Represents adjustment to remove $615 of income from investment in unconsolidated joint ventures for the Holiday Inn Express 29th Street which was included in our historical statement of operations.

(F)
Represents noncontrolling interest allocable to holders of units of limited partnership interest in our operating partnership, HHLP.  The cumulative noncontrolling interest effect of the acquisition of our interest in the Holiday Inn Express 29th Street  is calculated by using the weighted average minority interest percentage of 4.14% for year ended December 31, 2011, as follows:

Increase in historical Hersha income	1,804
Noncontrolling interest percentage	4.14%
Pro forma adjustment		$74

Noncontrolling interest in pro forma adjustments
Depreciation pro forma adjustment	167
Interest expense pro forma adjustment	803
Historical income from investment in Holiday Inn Express 29th Street	(615)
Total pro forma adjustments	355
Noncontrolling interest percentage	4.14%
Pro forma adjustment		$15

Total pro forma adjustments for noncontrolling interest due to HHLP unit holders		$89

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2012
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2012 is presented as if the acquisition of our interest in the Holiday Inn Express 29th Street had been consummated and as of January 1, 2012.

This pro forma consolidated statement should be read in conjunction with the Hersha unaudited financial statements for the three months ended March 31, 2012 included in our Quarterly Report on Form 10-Q and the Metro 29th Street Associates, LLC unaudited financial statements for the three months ended March 31, 2012 and notes thereto included elsewhere in this Form 8-K/A. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimate.

The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2012, nor is it indicative of the results of operations for future periods.

	For the Three Months Ended March 31, 2012
	(A)	(B)
	Historical	Holiday Inn Express 29th Street	Combined	Adjustments		Pro Forma
Revenue:
Hotel Operating Revenues	$64,853	$2,671	$67,524	$-		$67,524
Interest Income From Development Loans	621	-	621	-		621
Other Revenues	38	-	38	-		38
Total Revenue	65,512	2,671	68,183	-		68,183
Operating Expenses:
Hotel Operating Expenses	40,350	1,478	41,828	-		41,828
Hotel Ground Rent	194	-	194	-		194
Real Estate and Personal Property Taxes and Property Insurance	5,151	286	5,437	-		5,437
General and Administrative	3,035	-	3,035	-		3,035
Stock Based Compensation	2,133	-	2,133	-		2,133
Acquisition and Terminated Transaction Costs	958	-	958	-		958
Depreciation and Amortization	13,443	446	13,889	53	(C)	13,942
Total Operating Expenses	65,264	2,210	67,474	53		67,527

Operating Income (Loss)	248	461	709	(53)		656

Interest Income	107	-	107	-		107
Interest Expense	(11,685)	(1,280)	(12,965)	201	(D)	(12,764)
Other Expense	(236)	-	(236)	-		(236)
Loss on Debt Extinguishment	(6)	-	(6)	-		(6)

(Loss) Income from Continuing Operations Before Income (Loss) from Unconsolidated Joint Venture Investments and Discontinued Operations	(11,572)	(819)	(12,391)	148		(12,243)

(Loss) Income from Unconsolidated Joint Venture Investments	(730)	-	(730)	357	(E)	(373)

(Loss) Income from Continuing Operations	(12,302)	(819)	(13,121)	505		(12,616)

Discontinued Operations
Gain on Disposition of Hotel Properties	4,502	-	4,502	-		4,502
Impairment of Assets Held for Sale	-	-	-	-		-
Loss from Discontinued Operations	(114)	-	(114)	-		(114)
Income from Discontinued Operations	4,388	-	$4,388	$-		$4,388

Net (Loss) Income	(7,914)	(819)	(8,733)	505		(8,228)

Loss Allocated to Noncontrolling Interests	741	249	990	3	(F)	993
Preferred Distributions	(3,500)	-	(3,500)	-		(3,500)

Net (Loss) Income applicable to Common Shareholders	$(10,673)	$(570)	$(11,243)	$507		$(10,736)

Earnings Per Share from Continuing Operations applicable to Common Shareholders
Basic	$(0.09)					$(0.06)
Diluted	$(0.09)					$(0.06)

Weighted Average Common Shares Outstanding
Basic	170,427,428					170,427,428
Diluted	170,427,428					170,427,428

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2012
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the three months ended March 31, 2012 as filed in our Quarterly Report on Form 10-Q.

(B)
Represents the historical statement of operations for the Holiday Inn Express 29th Street for the three months ended March 31, 2012 included in the financial statements of Metro 29th Street Associates, LLC included elsewhere in this Form 8-K/A.

(C)
Represents the adjustment to reflect the estimated depreciation on property of the Holiday Inn Express 29th Street after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations.  Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset.

The purchase price amounts used in these pro forma statements are subject to change, and allocation adjustments made to the fixed asset captions could result in a change in depreciation expense made in future financial statement filings.

We acquired the remaining 50% interest in the Holiday Inn Express 29th Street from our partner in the venture.  The purchase price allocated to the property of the Holiday Inn Express 29th Street represents the fair value of the property on the date of acquisition.  The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the Holiday Inn Express and is as follows:

Assets Acquired	Fair Value	Life	Depreciation Expense
Land	$30,329	N/A	$-
Building and Improvements	57,016	40	356
FF&E	2,857	5	143
Total			499
Less: Holiday Inn Express 29th Street historical depreciation			(446)
Pro Forma Adjustment			$53

(D)
Adjustment represents amortization of $201 for the premium recorded on debt with an above market rate of interest assumed in the acquisition of the Holiday Inn Express 29th Street.  The stated rate of interest on the debt is 6.50%.  Including amortization of the discount, the effective rate of interest is 4.94%.  A discount of $3,436 was recorded and is being amortized over the life of the debt.

(E)	Represents adjustment to remove $357 of loss from investment in unconsolidated joint ventures for the Holiday Inn Express 29th Street which was included in our historical statement of operations.

(F)
Represents noncontrolling interest allocable to holders of units of limited partnership interest in our operating partnership, HHLP.  The cumulative noncontrolling interest effect of the acquisition of our interest in the Holiday Inn Express 29th Street  is calculated by using the weighted average minority interest percentage of 4.09% for three months ended March 31, 2012, as follows:

Decrease in historical Hersha income	(570)
Noncontrolling interest percentage	4.09%
Pro forma adjustment		$(23)

Noncontrolling interest in pro forma adjustments
Depreciation pro forma adjustment	(53)
Interest expense pro forma adjustment	201
Historical loss from investment in Holiday Inn Express 29th Street	357
Total pro forma adjustments	505
Noncontrolling interest percentage	4.09%
Pro forma adjustment		20

Total pro forma adjustments for noncontrolling interest due to HHLP unit holders		$(3)